Other Expenses, Net (Details) - Schedule of Other Expense, Net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Other Expense, Net [Abstract]
Foreign exchange losses, net	$ (514)	$ (2,519)	$ (1,106)
Government grants (note)	1,120	935	1,012
Gains on disposal of property and equipment, net	203	215	94
Fair value losses on other investments	(2,748)	(12,958)	(12,363)
Others	439	62	487
Total	$ (1,500)	$ (14,265)	$ (11,876)